UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2015

Walter Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13711	13-3429953
(State or other jurisdiction of incorporation)	Commission File No.	(I.R.S. Employer Identification No.)

3000 Riverchase Galleria, Suite 1700
Birmingham, Alabama 35244
(205) 745-2000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 8, 2015, Walter Energy, Inc. (“Walter Energy” or the “Company”) received notice from the New York Stock Exchange, Inc. (the “NYSE”) that the staff of NYSE Regulation, Inc. (“NYSE Regulation”) has determined to commence proceedings to delist the common stock of the Company from the NYSE. Trading of the Company’s common stock on the NYSE was suspended prior to the opening of trading on July 8, 2015.

NYSE Regulation determined that the Company is no longer suitable for listing pursuant to Section 802.01D of the NYSE Listed Company Manual, based on a finding that the trading price of the Company’s common stock is “abnormally low.”

NYSE Regulation has informed the Company that the NYSE will apply to the U.S. Securities and Exchange Commission (the “SEC”) to delist the Company’s common stock upon completion of all applicable procedures. At this time, the Company does not intend to take any further action to appeal the NYSE’s decision.

The Company’s common stock resumed trading on the OTC Pink market under the ticker symbol “WLTG” on July 9, 2015.

Item 8.01    Other Events.

On July 8, 2015, the Company issued a press release announcing the NYSE’s suspension of trading and commencement of delisting proceedings, as described in Item 3.01. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.     Description of Exhibit
99.1        Press Release, dated July 8, 2015

Forward-Looking Statements

This report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements that relate to the intent, beliefs, plans or expectations of Walter Energy or its management at the time of this report, as well as any estimates or projections for the outcome of events that have not yet occurred at the time of this report. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements include expressions such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “may,” “plan,” “predict,” “will” and similar terms and expressions. All forward-looking statements made by Walter Energy are predictions and not guarantees of future performance and are subject to various risks, uncertainties and factors relating to Walter Energy’s operations and business environment, all of which are difficult to predict and many of which are beyond Walter Energy’s control, which could cause Walter Energy’s actual results to differ materially from those matters expressed in or implied by these forward-looking statements. Such factors include, but are not limited to: those described under the “Risk Factors” section and elsewhere in Walter Energy’s most recently filed Annual Report on Form 10-K and subsequent filings with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, which are available on Walter Energy’s website at www.walterenergy.com and on the SEC’s website at www.sec.gov; and the impact of the NYSE’s suspension of trading and commencement of delisting proceedings on the liquidity and market price of Walter Energy’s common stock and on Walter Energy’s ability to access the public capital markets; and the uncertainty that any trading market for Walter Energy’s common stock will exist or develop in the over-the-counter markets. Forward-looking statements made by Walter Energy in this report, or elsewhere, speak only as of the date on which the statements were made. New risks and uncertainties arise from time to time, and it is impossible for Walter Energy to predict these events or how they may affect it or its anticipated results. Walter Energy has no duty to, and does not intend to, update or revise the forward-looking statements in this report, except as may be required by law. In light of these risks and uncertainties, readers should keep in mind that any forward-looking statement made in this report may not occur. All information presented herein is as of the date of this report unless otherwise noted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER ENERGY, INC.

Date: July 9, 2015	By:	/s/ Earl H. Doppelt
Earl H. Doppelt, Executive Vice President,
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	Press Release dated July 8, 2015